================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            ------------------------

        Date of Report (Date of earliest event reported): March 31, 2003

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                         333-91344               13-3836437
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
    of Incorporation)                   File Number)         Identification No.)

 383 MADISON AVENUE                                                10179
 NEW YORK, NEW YORK                                              (Zip Code)
(Address of Principal
 Executive Offices)

       Registrant's telephone number, including area code: (212) 272-2000

                                    No Change
       ------------------------------------------------------------------

          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

         Item 2.           Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Bear Stearns Asset Backed Securities, Inc. registered issuances of up to $10,000,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-91344) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 2003-1 (the "Trust") issued approximately $450,000,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 2003-1 (the "Certificates"), on March 31, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as
Exhibit 4.1, dated as of March 1, 2003, between Bear Stearns Asset Backed Securities, Inc., American Business Credit, Inc., in its capacity as servicer (the "Servicer"), and JPMorgan Chase Bank, in its capacity as trustee, collateral agent and back-up servicer (the "Trustee"). The Certificates consist of three classes of senior and mezzanine Certificates, the Class A
Certificates (the "Class A Certificates"), the Class A-IO Certificates
(the "Class A-IO Certificates") and the Class M Certificates(the "Class M Certificates", and, collectively with theClass A Certificates and the Class A-IO Certificates, the "Offered Certificates") and three classes of subordinated Certificates (the "Class I Certificates", "Class X Certificates" and the "Class R Certificates"). Only the Offered Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of one pool of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A Certificates and the Class A-IO Certificates are 3.78% and 4.00% per annum respectively. The Pass-Through Rate for the Class M Certificates is adjustable.

                  The Class A Certificates and the Class M Certificates have original Certificate Principal Balances of $387,000,000 and $63,000,000 respectively. The Class A-IO Certificates has an original notional amount of $118,125,000. No principal will be paid on the Class A-IO Certificates.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated February 25, 2003 and the Prospectus Supplement dated March 26, 2003 filed pursuant to Rule 424(b) (5) of the Act on March 31, 2003.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Underwriting Agreement, dated March 26, 2003, between Bear Stearns Asset Backed Securities, Inc. an Bear Stearns & Co. Inc.

         4.1 Pooling and Servicing Agreement, dated as of March 1, 2003, among Bear Stearns Asset Backed Securities, Inc., American Business Credit, Inc., as servicer, and JPMorgan Chase Bank, as trustee and collateral agent.

         4.2 Unaffiliated Seller's Agreement, dated as of March 1, 2003, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, American Business Mortgage Services, Inc., Bear Stearns Asset Backed Securities, Inc. and ABFS 2003-1, Inc.

         8.1 Opinion of Stroock & Stroock & Lavan LLP, special counsel to Bear Stearns Asset-Backed Securities, Inc. and ABFS Mortgage Loan Trust 2003-1 regarding certain tax matters.

         10.1     Certificate Insurance Policy, dated March 31, 2003.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BEAR STEARNS ASSET BACKED
                                            SECURITIES, INC.
                                            As Depositor and on behalf of ABFS
                                            Mortgage Loan Trust 2003-1
                                            Registrant

                                            By: /s/ Jonathan Lieberman
                                                ------------------------------
                                                Name:  Jonathan Lieberman
                                                Title: Senior Managing Director

Dated: March 31, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION
----------                             -----------
   1.1          Underwriting Agreement, dated March 26, 2003, between Bear
                Stearns Asset Backed Securities, Inc. and Bear Stearns &
                Co. Inc.

   4.1 Pooling and Servicing Agreement, dated as of March 1, 2003, among Bear Stearns Asset Backed Securities, Inc., American
                Business Credit, Inc., as servicer, and JPMorgan Chase Bank, as trustee and collateral agent.

   4.2 Unaffiliated Seller's Agreement, dated as of March 1, 2003, among American Business Credit, Inc., Home American Credit,
                Inc. d/b/a/ Upland Mortgage, American Business Mortgage
                Services, Inc., Bear Stearns Asset Backed Securities, Inc. and
                ABFS 2003-1, Inc.

   8.1          Opinion of Stroock & Stroock & Lavan LLP, special counsel to
                Bear Stearns Asset-Backed Securities, Inc. and ABFS Mortgage
                Loan Trust 2003-1 regarding certain tax matters.

   10.1         Certificate Insurance Policy, dated March 31, 2003.